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EXHIBIT 10.1      1987 Stock Option Plan adopted by Registrant on
                  February 9, 1987, as amended.

                            ELECTRONIC DESIGNS, INC.

                             1987 STOCK OPTION PLAN
                             ----------------------

                       As Amended Through November 6, 1996

     1. PURPOSE. This Stock Option Plan ("PLAN") is established as a compensatory plan to provide incentives for selected persons to promote the financial success and progress of Electronic Designs, Inc. (the "COMPANY") by granting such persons options to purchase shares of stock of the Company.

     2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of Directors (the "BOARD") of the Company. This Plan shall be approved by the unanimous written consent of the shareholders or the affirmative vote at a meeting of the holders of a majority of the outstanding shares of the Company within twelve months before or after the date this Plan is adopted by the Board.

     3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the "Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), or
(b) nonqualified stock options ("NQOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "SHARES") are shares of the common stock of the Company.

     4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 2,659,748 Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the Shares thereby released from such Option shall be available for future grant and purchase under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

     5. ADMINISTRATION
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          (a) This Plan shall be administered by the Board or by a committee of the Board appointed to administer this Plan (the "COMMITTEE"). If, at any time after the Company registers any class of stock under the Exchange Act, all of the directors are not Non-Employee Directors ("NON-EMPLOYEE DIRECTORS"), within the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission ("SEC") under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Board shall appoint a committee consisting of not less than two directors, each of whom is a Non-Employee Director and at all times during which the Company is registered under the Exchange Act, the committee shall be comprised of Non-Employee Directors and of persons who are "Outside Directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. As used in this Plan, references to the Committee shall mean either such Committee or the Board, whichever is then acting. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

          (b) The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to Options, including the granting thereof, with respect to recipients who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and are not "covered employees" within the meaning of
Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Committee's delegate that were consistent with the terms of the Plan.


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     6. ELIGIBILITY. Options may be granted only to such employees, officers, directors, consultants and independent contractors of the Company or any Parent, Subsidiary or Affiliate of the Company (as defined below) as the Committee shall select from time to time in its sole discretion ("OPTIONEES"), provided that only employees of the Company or a Parent or Subsidiary of the Company shall be eligible to receive ISOs. An Optionee may be granted more than one Option under this Plan. As used in this Plan, the following terms shall have the following meanings:

          (a) "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (b) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (c) "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

     7. GRANTS TO QUALIFYING DIRECTORS
        ------------------------------

          (a) Each member of the Board who is not also an employee of the Company or Subsidiary (a "Qualifying Director") shall be granted on November 29, 1995, and each person who becomes a Qualifying Director after November 29, 1995 but before the date of the Company's 1996 annual meeting shall be granted, on the date he becomes a Qualifying Director, an NQO to purchase 15,000 Shares, becoming exercisable in three equal annual installments beginning on the first anniversary of the grant date. Directors granted NQOs pursuant to this paragraph
(a) shall be referred to hereinafter as "Original Qualifying Directors."

          (b) Each Original Qualifying Director who is elected to a three-year term on the Board in either 1996 or 1997 shall be granted, on the fifth business day after such election, an NQO to purchase Shares as follows: (i) if elected in 1996, an NQO for 5,000 Shares, becoming exercisable on the third anniversary of the grant date; and (ii) if elected in 1997, an NQO for 10,000 Shares, becoming exercisable in two equal installments on the second and third anniversaries of the grant date.

          (c) Each Qualifying Director, other than an Original Qualifying Director, who is elected to a term on the Board, and each Original Qualifying Director who is elected to a term on the Board after 1997, shall be granted, on the fifth business day after such election, an NQO to purchase a number of Shares equal to 5,000 times the number of full years in the term to which such director was elected, becoming exercisable in annual installments of 5,000 Shares beginning on the first anniversary of the grant date.

          (d) Any Director appointed to fill a vacancy on the Board shall be granted, on the fifth business day after such appointment, an NQO to purchase the number of Shares equal to 417 times the number of months, rounded up to the nearest whole month, remaining until expiration of the term for which he was appointed, becoming exercisable in annual installments of 5,000 Shares beginning on the first anniversary of the grant date; provided that at the conclusion of the term for which he was appointed, the option shall become fully exercisable.

          (e) All NQOs granted to Qualifying Directors pursuant to this Section 7: (i) shall have an exercise price equal to the fair market value (as defined in Section 8(b) below) of the Shares on the grant date, (ii) shall have a term of ten years, (iii) shall provide that payment may be made pursuant to

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any combination of the methods set forth in Section 9(b); and (iv) shall cease vesting immediately upon a Qualifying Director ceasing to serve as a Director prior to the end of the term for which the option was granted.

     8. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine whether each Option is to be an ISO or an NQO, the number of Shares subject to the Option, the exercise price of the Option, the periods during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following terms and conditions:

          (a) FORM OF OPTION GRANT. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

          (b) EXERCISE PRICE. The exercise price of an Option shall be not less than the fair market value of the Shares, at the time that the Option is granted, as determined by the Committee in good faith. If a public market exists for the shares, the fair market value shall be the average of the last reported bid and asked prices for the Company's common stock on the last trading day prior to the date of determination or, in the event that the Company's common stock is listed on a stock exchange or on the Nasdaq Small-Cap or National Market, the fair market value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination. In the event that the Company's common stock is listed on more than one stock exchange or on both a stock exchange and the Nasdaq Small-Cap or National Market, the Committee shall determine which such exchange or quotation system shall be used in the fair market value determination hereunder; provided, however, that such determination may not be changed more frequently than once per calendar year unless the Company's common stock ceases to be listed on the exchange or quotation system so designated. The exercise price of any Option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") shall not be less than 110% of the fair market value of the Shares at the time of the grant, as determined by the Committee in good faith.

          (c) EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant, provided, however, that no ISO shall be exercisable after the expiration of ten years from the date the Option is granted, and provided further that no Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five years from the date the Option is granted.

          (d) LIMITATIONS ON ISOS. The aggregate fair market value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the fair market value of stock with respect to which Options are first exercisable during any calendar year exceeds $100,000, the Options for the amount in excess of $100,000 that become exercisable in that year shall be granted as NQOs.

          (e) DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee. The Grant representing the Option shall be delivered to the Optionee within a reasonable time after the granting of the Option.

     9. EXERCISE OF OPTIONS.
        -------------------

          (a) NOTICE. Options may be exercised only by delivery to the Company of a written notice and exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

          (b) PAYMENT. Payment for the Shares may be made (i) in cash (by check), (ii) by surrender of shares of common stock of the Company having a fair market value equal to the exercise price of the Option; (iii)

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by waiver of compensation due or accrued to Optionee for services rendered; (iv)
provided a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (v) through a "Margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (vi) by any combination of the foregoing where approved by the Committee in its sole discretion.

          (c) WITHHOLDING TAXES. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

          (d) LIMITATIONS ON EXERCISE. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

               (i) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

               (ii) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

     10. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by Optionee's guardian or legal representative. Except as set forth in the Grant respecting NQOs, no Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     11. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its shareholders.

     12. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

     13. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue in the employ of the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment at any time, with or without cause.

     14. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including, without limitation, compliance with the Securities Act of 1933, as amended, compliance with all applicable state securities laws and compliance with the requirements of any stock exchange on which the Shares may be listed.

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The Company shall be under no obligation to register the Shares with the
Securities and Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws or stock exchange. The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

     15. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party and (b) a right to repurchase all vested or all unvested Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time as determined by the Committee at the time of grant at (i) the Optionee's original purchase price (provided that the right to repurchase at such price shall lapse at the rate of at least 20% per year from the date of grant), (ii) the fair market value of such Shares as determined by the Committee in good faith or (iii) a price determined by a formula or other provision set forth in the Grant.

     16. ASSUMPTION OF OPTIONS BY SUCCESSORS.
         -----------------------------------

          (a) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary, a reincorporation, or other transaction in which there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation), (ii) a dissolution or liquidation of the Company, (iii) the sale of substantially all of the assets of the Company, or (iv) any other transaction, described in
Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition of all or substantially all of the outstanding shares of the Company), any or all outstanding Options may be assumed by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute an equivalent option or provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of Optionee's options, such as the exercise price and the vesting schedule). The successor corporation may also issue, in place of outstanding shares of the Company held by Optionee as a result of the exercise of an Option that is subject to repurchase, substantially similar shares or other property subject to similar repurchase restrictions no less favorable to Optionee.

          (b) In the event such successor corporation, if any, refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Subsections 16(a)(ii), (iii) or (iv) above, or there is no successor corporation, and if the Company is ceasing to exist as a separate corporate entity, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date at least 20 days after the Board gives written notice to Optionees specifying the terms and conditions of such termination.

          (c) In the event such successor corporation refuses to assume or substitute Options, as provided above, pursuant to a transaction described in Subsection 16(a)(i) above, such Options shall accelerate and become exercisable in full at least 20 days prior to, and shall expire on (and, if the Company has reserved to itself a right to repurchase Shares issued on exercise of Options at the original purchase price of such Shares, such right shall terminate on), the consummation of such transaction at such time and on such conditions as the Board shall determine. If the fair market value of Shares with respect to which all Options are first exercisable in such calendar year exceeds $100,000, the Options for the amount in excess of $100,000 shall be granted as NQOs.

          (d) Subject the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16(a), any outstanding Option shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

     17. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of Grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that the Committee shall not, without the approval of the shareholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of this Plan) or change the class of persons eligible to receive options. In any case, no amendment of this Plan may

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adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

     18. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time on or before October 27, 2005.

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